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THE FIRST NAME IN MUTUAL FUNDS

                                                               Semiannual Report
                                                                October 31, 1995


MFS(R) LIMITED MATURITY FUND



                                  [Front cover
                        A photo of two people talking.]


MFS(R) LIMITED MATURITY FUND
TRUSTEES                                                           CUSTODIAN
A. Keith Brodkin* - Chairman and President                         Investors Bank & Trust Company

Richard B. Bailey* - Private Investor;                             INVESTOR  INFORMATION
Former Chairman and Director (until 1991),                         For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;                          call toll free: 1-800-637-4458 anytime from
Director, Cambridge Bancorp; Director,                             a touch-tone telephone.
Cambridge Trust Company
                                                                   For information on MFS mutual funds,
Peter G. Harwood - Private Investor                                call your financial adviser or, for an
                                                                   information kit, call toll free:
J. Atwood Ives - Chairman and Chief Executive                      1-800-637-2929 any business day from
Officer, Eastern Enterprises                                       9 a.m. to 5 p.m. Eastern time (or leave
                                                                   a message anytime).
Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,                             INVESTOR  SERVICE
Harvard University Graduate School of                              MFS Service Center, Inc.
Business Administration                                            P.O. Box 2281
                                                                   Boston, MA 02107-9906
Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice                           For general information, call toll free:
President, Director and Secretary,                                 1-800-225-2606 any business day from
Massachusetts Financial Services Company                           8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,                       For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                           call toll free: 1-800-637-6576 any business
Elaine R. Smith  - Independent Consultant                          day from 9 a.m. to 5 p.m. Eastern time.
David B. Stone - Chairman, North American                          (To use this service, your phone must be equipped with a
Management Corp. (investment adviser)                              Telecommunications Device for the Deaf.)

INVESTMENT  ADVISER                                                For share prices, account balances and
Massachusetts Financial Services Company                           exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                                (1-800-637-8255) anytime from a touch-tone telephone.
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741                                              --------------------------------------------------------
                                                                                    TOP RATED SERVICE
PORTFOLIO  MANAGER
Geoffrey L. Kurinsky*                                              NUMBER     For the second year in a row, MFS earned
                                                                     1         a #1 ranking in DALBAR, Inc's.
TREASURER                                                          DALBAR       Broker/Dealer Survey, Main Office
W. Thomas London*                                                             Operations Service Quality category.
                                                                            The firm achieved a 3.49 overall score - on
ASSISTANT  TREASURER                                               a scale of 1 to 4 - in the 1995 survey. A total of
James O. Yost*                                                     71 firms responded, offering input on the quality
                                                                   of service they receive from 36 mutual fund companies
SECRETARY                                                          nationwide. The survey contained questions about service
Stephen E. Cavan*                                                  quality in 17 categories, including "knowledge of phone
                                                                   service contacts," "accuracy of transaction processing,"
ASSISTANT  SECRETARY                                               and "overall ease of doing business with the firm."
James R. Bordewick, Jr.*                                           --------------------------------------------------------

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
The past six months have been positive ones for fixed-income markets, as the reduction in interest rates resulted in price appreciation from fixed-income securities as well as the traditional coupon income which these securities provide. The markets' performance was helped by both the slower rate of economic growth during this period and continuing good news on the inflation front. During the six-month period ended October 31, 1995, Class A shares of the Fund provided a total return of + 4.99%, Class B shares + 4.47%, and Class C shares + 4.40%. A discussion of the Fund's performance may be found in the Portfolio Performance and Strategy section of this letter. Complete performance data can be found on page four of this report.

Economic Outlook
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Portfolio Performance and Strategy
The Fund's performance over the past six months was mainly a result of the significant decline in short-term interest rates during the period. Rates on three-year Treasury securities dropped from 6 5/8% at the beginning of the period to 5 3/4% on October 31. The reduction was triggered by the slowing pace of economic growth, which led the Federal Reserve to lower interest rates on July 6. The Fund's performance was also aided by its significant exposure to investment-grade securities. Corporate securities, which made up as much as 80% of the portfolio during the period, outperformed Treasury securities in the 1- to 5-year range by approximately 70 basis points (0.70%). Corporate securities typically outperform Treasuries during periods of economic growth, although principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity.

    The Fund also benefited from owning positions in the media and cable sectors, which were the best performing sectors of the corporate bond market. Companies in which the Fund had positions, including Time Warner, News America Holdings and Telecommunications, Inc., have benefited from their ability to reduce debt and from public perceptions of them as solid, investment-grade credits. On the other hand, bonds of RJR Nabisco and Long Island Lighting detracted from performance during this period, as both have been the focus of restructuring efforts. We continue to hold positions in both of these companies because we believe they will provide positive returns over the long term.

    Toward the end of the period, we began to reduce our exposure to the corporate bond market. Along with signs of potential economic weakness in October, which is typically not good for corporate bonds, the rich valuation of this sector suggests that the risk/reward environment for owning corporate bonds is less favorable at this point. By the end of October, the Fund's position in investment-grade corporate bonds had been reduced from 80% of the portfolio to 60%. The proceeds have been invested in Treasuries and asset-backed securities.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin           /s/ Geoffrey L. Kurinsky
    ------------------             --------------------------
    A. Keith Brodkin               Geoffrey L. Kurinsky
    Chairman and President         Portfolio Manager

November 10, 1995

PORTFOLIO  MANAGER  PROFILE
Geoffrey Kurinsky began his career at MFS in 1987 in the Fixed Income Department. Mr. Kurinsky is a graduate of the University of Massachusetts and Boston University's Graduate School of Management. He was named Assistant Vice President in 1988 and Vice President in 1989. In 1992, he became Portfolio Manager of MFS Limited Maturity Fund. He was named Senior Vice President in 1993.

OBJECTIVE AND POLICIES
The Fund's primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders' capital.

The Fund, under normal market conditions, invests substantially all of its assets in debt securities rated within the four highest grades as determined by Standard and Poor's Ratings Group (AAA, AA, A or BBB), Fitch Investors Services, Inc. or Moody's Investors Services, Inc. and comparable unrated securities, securities which are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper, repurchase agreements and cash or cash equivalents. Under normal market conditions, substantially all of the securities in the Fund's portfolio will have remaining maturities of five years or less.



PERFORMANCE  SUMMARY
Because mutual funds like MFS Limited Maturity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
Class A Investment Results
(net asset value change including reinvested distributions)


                                                                     2/26/92+ -
                                            6 Months     1 Year     10/31/95
-------------------------------------------------------------------------------
Cumulative Total Return*                      4.99%      +9.41%      +24.62%
-------------------------------------------------------------------------------
Average Annual Total Return*                   --        +9.41%      + 6.16%
-------------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the Securities and Exchange Commission (the SEC), with all distributions reinvested and reflecting the maximum sales charge of 2.50% on the initial investment for the 1-year period ended September 30, 1995 and for the period from February 26, 1992 (+) to September 30, 1995, were + 5.93% and + 5.32%, respectively.

Class B Investment Results
(net asset value change including reinvested distributions)
                                                                     9/07/93+ -
                                            6 Months     1 Year     10/31/95
-------------------------------------------------------------------------------
Cumulative Total Return++                    +4.47%      +8.57%       +8.05%
-------------------------------------------------------------------------------
Average Annual Total Return++                  --        +8.57%       +3.67%
-------------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested and reflecting the current maximum contingent deferred sales charge
(CDSC) of 4% for the 1-year period ended September 30, 1995 and for the period from September 7, 1993+ to September 30, 1995, were + 3.93% and + 1.69%, respectively.

Class C Investment Results
(net asset value change including reinvested distributions)

                                                                     7/01/94+
                                            6 Months     1 Year     10/31/95
-------------------------------------------------------------------------------
Cumulative Total Return(S)                   +4.40%      +8.49%       +9.88%
-------------------------------------------------------------------------------
Average Annual Total Return(S)                 --        +8.49%       +7.32%
-------------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested for the 1-year period ended September 30, 1995 and for the period from July 1, 1994+ to September 30, 1995, were + 7.86% and + 7.29%, respectively.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

  *These results do not include the sales charge. If the charge had been included, the results would have been lower.
  +Commencement of offering of this class of shares.
 ++These results do not include any CDSC. If the charge had been included, the results would have been lower.
(S)Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

PORTFOLIO  OF  INVESTMENTS  (UNAUDITED) - October 31, 1995

Bonds - 88.5%
-----------------------------------------------------------------------------
S&P                                            Principal Amount
Bond Rating   Issuer                              (000 Omitted)         Value
-----------------------------------------------------------------------------
              Banks and Credit Companies - 17.1%
BBB-            Advanta Corp., 7.07s, 1997              $ 5,000  $  5,064,050
BBB+            Banponce Financial Corp.,
                7.72s, 2000                               4,500     4,686,345
A-              Chase Manhattan Corp.,
                8.8S,  2000                               5,000     5,161,650
A+              Citicorp, 8.8s, 2000                      5,000     5,159,750
                                                                 ------------
                                                                 $ 20,071,795
-----------------------------------------------------------------------------
              Corporate Asset Backed - 11.6%
A               First Chicago Master Trust,
                  8.23s, 1996                           $ 1,000  $  1,023,680
NR              Merrill Lynch Home Equity
                  Loan, "B" 9.3s, 2016+                   1,865     1,904,190
NR              Merrill Lynch Mortgage
                  Investors, Inc., 9.7s, 2010             1,563     1,607,425
NR              Merrill Lynch Mortgage
                  Investors, Inc., 9.75s, 2010              505       519,162
NR              Merrill Lynch Mortgage
                  Investors, Inc., 8.3s, 2011                51        52,009
NR              Merrill Lynch Mortgage
                  Investors, Inc., 10s, 2011                 48        50,904
NR              Merrill Lynch Mortgage
                  Investors, Inc., 7.385s, 2021           2,750     2,801,755
NR              Merrill Lynch Mortgage
                  Investors, Inc.,
                  8.18561s, 2022                          5,488     5,673,164
                                                                 ------------
                                                                 $ 13,632,289
-----------------------------------------------------------------------------
              Financial Institutions - 9.1%
A               Countrywide Funding Corp.,
                  6.57s, 1997                           $   500  $    503,935
A               Lehman Brothers Holdings,
                  Inc., 7.375s, 2007                      5,000     5,164,900
BBB-            United Cos., Financial Corp.,
                  7s, 1998                                5,000     5,050,450
                                                                 ------------
                                                                 $ 10,719,285
-----------------------------------------------------------------------------
              Food and Beverage Products - 8.9%
BBB-            Borden, Inc., 9.875s, 1997              $ 1,290  $  1,363,246
BBB-            RJR Nabisco, Inc., 8.3s, 1999             5,000     5,257,300
BBB-            RJR Nabisco, Inc., 8.3s,
                  1999, Senior Notes                      1,500     1,584,990
BBB-            RJR Nabisco, Inc., 8s, 2000               2,250     2,296,958
                                                                 ------------
                                                                 $ 10,502,494
-----------------------------------------------------------------------------
              Foreign - U.S. Dollars - 3.9%
BBB-            Republic of Colombia, 8.75s, 1999       $ 3,000  $  3,116,520
BBB-            Republic of Greece, 9.75s, 1999           1,300     1,422,187
                                                                 ------------
                                                                 $  4,538,707
-----------------------------------------------------------------------------
              Iron and Steel - 3.9%
BB+             USX Corp., 7.19s, 1999                  $ 4,500  $  4,593,510
-----------------------------------------------------------------------------
              Telecommunications - 3.5%
BBB-            Telecomminications, Inc., 7.375s, 2000  $ 4,000  $  4,055,040
-----------------------------------------------------------------------------
              U.S. Government and Agency
              Obligations - 14.5%
GOV             Federal Home Loan Mortgage
                  Corp., 9.5s, 2025                     $ 3,189  $  3,367,575
GOV             Federal National Mortgage
                  Assn., 8.5s, 2007                         122       126,718
GOV             Federal National Mortgage
                  Assn., 9.5s, 2025                       6,096     6,338,173
GOV             Government National Mortgage
                  Assn., 12.5s, 2011                        601       701,358
GOV             U.S. Treasury Notes, 9.125s, 1999         1,500     1,658,670
GOV             U.S. Treasury Notes, 6.125s, 2000         2,100     2,125,914
GOV             U.S. Treasury Notes, 6.75s,  2000         2,605     2,699,431
                                                                 ------------
                                                                 $ 17,017,839
-----------------------------------------------------------------------------
              Utilities - Electric - 16.0%
BB              Central Maine Power, 7.5s, 1997         $ 4,500  $  4,554,225
BBB-            Long Island Lighting Co., 7.625s, 1998    7,500     7,665,375
BBB-            Louisiana Power & Light Co.,
                  10.67s, 2017                            2,500     2,688,325
BBB-            System Energy Resources, 7.38s, 2000      3,895     3,875,525
                                                                 ------------
                                                                 $ 18,783,450
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $102,332,846)                      $103,914,409
-----------------------------------------------------------------------------
Repurchase  Agreement - 1.2%
-----------------------------------------------------------------------------
Issuer
-----------------------------------------------------------------------------
Lehman Brothers, dated 10/31/95, due 11/01/95,
  total to be received $1,408,229 (secured by
  U.S. Treasury Bond, 8.75s, due 8/15/20,
  market value $1,439,215), at Cost
  and Value                                             $ 1,408  $  1,408,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $103,740,846)                $105,322,409
Other  Assets,  Less  Liabilities - 10.3%                          12,033,989
=============================================================================
Net Assets - 100.0%                                              $117,356,398
-----------------------------------------------------------------------------
+Restricted security.

See notes to financial statements

FINANCIAL  STATEMENTS
Statement  of  Assets  and  Liabilities  (Unaudited)
------------------------------------------------------------------------------
October 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $103,740,846)         $105,322,409
  Receivable for investments sold                                 10,536,971
  Receivable for Fund shares sold                                    120,538
  Interest receivable                                              1,682,354
  Deferred organization expenses                                       6,033
  Other assets                                                         7,664
                                                                ------------
      Total assets                                              $117,675,969
                                                                ------------
Liabilities:
  Cash overdraft                                                $     32,487
  Distributions payable                                              204,582
  Payable for Fund shares reacquired                                  51,419
  Payable for daily variation margin on open futures
    contracts                                                          3,125
  Payable to affiliates -
    Management fee                                                     3,841
    Distribution fee                                                  12,534
  Accrued expenses and other liabilities                              11,583
                                                                ------------
      Total liabilities                                         $    319,571
                                                                ------------
Net assets                                                      $117,356,398
                                                                ============
Net assets consist of:
  Paid-in capital                                               $120,880,701
  Unrealized appreciation on investments                           1,489,937
  Accumulated net realized loss on investments                    (4,978,651)
  Accumulated distributions in excess of net investment
    income                                                           (35,589)
                                                                ------------
      Total                                                     $117,356,398
                                                                ============
Shares of beneficial interest outstanding                        16,286,429
                                                                 ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $88,701,388 / 12,307,805 shares of
    beneficial interest outstanding)                               $7.21
                                                                   =====
  Offering price per share (100/97.5)                              $7.39
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $22,244,529 / 3,089,630 shares of
    beneficial interest outstanding)                               $7.20
                                                                   =====
Class C shares:
  Net asset value, offering price, and redemption price per
   share
    (net assets of $6,410,481 / 888,994 shares of beneficial
    interest outstanding)                                         $7.21
                                                                  =====
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares. See notes to financial statements

See notes to financial statements

Statement  of  Operations  (Unaudited)
------------------------------------------------------------------------------
Six Months Ended October 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $ 4,553,429
                                                                  -----------
  Expenses -
    Management fee                                                $   227,269
    Trustees' compensation                                             11,943
    Shareholder servicing agent fee (Class A)                          66,386
    Shareholder servicing agent fee (Class B)                          21,764
    Shareholder servicing agent fee (Class C)                           3,886
    Distribution and service fee (Class A)                             66,347
    Distribution and service fee (Class B)                             87,630
    Distribution and service fee (Class C)                             26,045
    Custodian fee                                                      21,937
    Postage                                                             7,830
    Auditing fees                                                       6,200
    Printing                                                            5,574
    Amortization of organization expenses                               2,306
    Legal fees                                                          2,013
    Miscellaneous                                                      59,868
                                                                  -----------
      Total expenses                                              $   616,998
    Fees paid indirectly                                               (2,916)
    Preliminary refund of expenses pursuant to reimbursement
      agreement                                                        22,402
                                                                  -----------
      Net expenses                                                $   636,484
                                                                  -----------
        Net investment income                                     $ 3,916,945
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 2,017,957
    Futures contracts                                              (1,198,941)
                                                                  -----------
        Net realized gain on investments                          $   819,016
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $   713,635
    Futures contracts                                                (139,860)
                                                                  -----------
        Net unrealized gain on investments                        $   573,775
                                                                  -----------
          Net realized and unrealized gain on investments         $ 1,392,791
                                                                  -----------
            Increase in net assets from operations                $ 5,309,736
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
------------------------------------------------------------------------------
                                                  Six Months
                                                       Ended
                                                 October 31,
                                                        1995       Year Ended
                                                 (Unaudited)   April 30, 1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $  3,916,945     $  7,248,470
  Net realized gain (loss) on investments            819,016       (3,398,821)
  Net unrealized gain on investments                 573,775        2,524,452
                                                ------------     ------------
    Increase in net assets from operations      $  5,309,736     $  6,374,101
                                                ------------     ------------
Distributions declared to shareholders -
  From net investment income (Class A)          $ (2,965,737)    $ (6,069,321)
  From net investment income (Class B)              (594,231)        (875,473)
  From net investment income (Class C)              (153,123)        (212,068)
                                                 -----------      -----------
    Total distributions declared to
      shareholders                              $ (3,713,091)    $ (7,156,862)
                                                ------------     ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares              $ 29,516,643     $ 56,036,281
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                  2,714,823        5,481,250
  Cost of shares reacquired                      (24,028,820)     (65,546,283)
                                                ------------     ------------
    Increase (decrease) in net assets from
      Fund share transactions                   $  8,202,646     $ (4,028,752)
                                                ------------     ------------
      Total increase (decrease) in net
        assets                                  $  9,799,291     $ (4,811,513)
Net assets:
  At beginning of period                         107,557,107      112,368,620
                                                ------------     ------------
  At end of period (including accumulated
    distributions
    in excess of net investment income of
    $35,589 and $239,443, respectively)         $117,356,398     $107,557,107
                                                ============     ============

See notes to financial statements

Financial  Highlights
------------------------------------------------------------------------------
                   Six Months Ended   Year Ended April 30,
                   October 31, 1995   ----------------------------------------
                        (Unaudited)      1995       1994      1993      1992(1)
------------------------------------------------------------------------------
                            Class A
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period         $ 7.10    $ 7.14     $ 7.46    $ 7.29    $ 7.31
                             ------    ------     ------    ------    ------
Income from investment
  operations(4) -
  Net investment income(9)   $ 0.26    $ 0.46     $ 0.44    $ 0.48    $ 0.08
  Net realized and
  unrealized gain (loss) on
   investment transactions     0.09     (0.04)     (0.32)     0.17(8)  (0.02)(8)
                             ------    ------     ------    ------    ------
      Total from investment
       operations            $ 0.35    $ 0.42     $ 0.12    $ 0.65    $ 0.06
                             ------    ------     ------    ------    ------
Less distributionsdeclared
 to shareholders(3) -
  From net investment
   income                    $(0.24)   $(0.46)    $(0.42)   $(0.48)   $(0.08)
  In excess of net
   investment income          --         --        (0.02)     --       --
                             ------    ------     ------    ------    ------
      Total distributions
       declared to
       shareholders          $(0.24)   $(0.46)    $(0.44)   $(0.48)   $(0.08)
                             ------    ------     ------    ------    ------
Net asset value - end
  of period                  $ 7.21    $ 7.10     $ 7.14    $ 7.46    $ 7.29
                             ======    ======     ======    ======    ======
Total return(3)               4.99%(3)  6.09%      1.61%     9.17%     4.98%(2)
Ratios (to average net
 assets)/Supplemental
 data(9):
  Expenses(5)                 0.95%(2)  0.95%      0.85%     0.60%     0.55%(2)
  Net investment income       7.05%(2)  6.54%      5.99%     6.40%     6.22%(2)
Portfolio turnover             177%      498%       861%      472%       72%
Net assets at end of period
 (000 omitted)              $88,701   $85,773   $100,297   $67,470    $4,924

(1) For the period from the commencement of investment operations, February 26, 1992, to April 30, 1992.
(2) Annualized.
(3) Not annualized.
(4) Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
(5) For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(6) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(7) For the year ended April 30, 1993, the per share distribution from net realized gain on investments was $0.0021.
(8) The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(9) The investment adviser did not impose a portion of its management fee and assumed some of the operating expenses of the Fund for certain of the periods indicated. If these fees had been incurred by the Fund and if the expense reimbursement agreement had not been in effect, the net investment income per share and the ratios would have been:

    Net investment income    $ 0.26    $ 0.46     $ 0.42    $ 0.43    $ 0.07
    Ratios (to average
     net assets):
      Expenses(5)             0.91%(2)  0.97%      1.07%     1.29%     1.44%(2)
      Net investment income   7.09%(2)  6.52%      5.77%     5.70%     5.33%(2)

See notes to financial statements

Financial  Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                Six Months Ended    Year Ended April 30,   Six Months Ended
                                                October 31, 1995    --------------------   October 31, 1995         Year Ended
                                                     (Unaudited)        1995        1994<F1>    (Unaudited)     April 30, 1995<F2>
------------------------------------------------------------------------------------------------------------------------------------
                                                         Class B                                 Class C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 7.10      $ 7.14      $ 7.50             $ 7.11             $ 7.08
                                                          ------      ------      ------             ------             ------
Income from investment operations<F5> -
  Net investment income<F7>                               $ 0.23      $ 0.41      $ 0.21             $ 0.22             $ 0.37
  Net realized and unrealized gain (loss) on investment
   transactions                                             0.09       (0.05)      (0.33)              0.09              (0.01)
                                                          ------      ------      ------             ------             ------
      Total from investment operations                    $ 0.32      $ 0.36      $(0.12)            $ 0.31             $ 0.36
                                                          ------      ------      ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                              $(0.22)     $(0.40)     $(0.23)            $ 0.21)            $(0.33)
  In excess of net investment income                        --          --         (0.01)              --                 --
                                                          ------      ------      ------             ------             ------
      Total distributions declared to shareholders        $(0.22)     $(0.40)     $(0.24)            $(0.21)            $(0.33)
                                                          ------      ------      ------             ------             ------
Net asset value - end of period                           $ 7.20      $ 7.10      $ 7.14             $ 7.21             $ 7.11
                                                          ======      ======      ======             ======             ======
Total return                                               4.47%<F4>   5.20%      (1.69%)<F4>         4.40%<F4>          5.25%<F4>
Ratios (to average net assets)/Supplemental data<F7>:
  Expenses<F6>                                             1.68%<F3>   1.81%       1.74%<F3>          1.80%<F3>          1.85%<F3>
  Net investment income                                    6.30%<F3>   5.73%       4.90%<F3>          6.20%<F3>          6.01%<F3>
Portfolio turnover                                          177%        498%        861%               177%               498%
Net assets at end of period (000 omitted)                $22,245     $17,334     $12,072             $6,410             $4,450

<F1>For the period from the commencement of offering of Class B shares,
    September 7, 1993, to April 30, 1994.
<F2>For the period from the commencement of offering of Class C shares, July 1,
    1994, to April 30, 1994.
<F3>Annualized.
<F4>Not annualized.
<F5>Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
<F6>For periods ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F7>The investment adviser did not impose a portion of its management fee and assumed some of the operating expenses of the Fund for certain of the periods indicated. If these fees had been incurred by the Fund and if the expense reimbursement agreement had not been in effect, the net investment income per share and the ratios would have been:

    Net investment income                                 $ 0.23      $ 0.41      $ 0.20             $ 0.22             $ 0.37
    Ratios (to average net assets):
      Expenses<F6>                                         1.71%<F3>   1.82%       1.96%<F3>          1.76%<F3>          1.88%<F3>
      Net investment income                                6.27%<F3>   5.72%       4.68%<F3>          6.24%<F3>          5.98%<F3>

See notes to financial statements

Notes  to  Financial  Statements  (Unaudited)

(1) Business  and  Organization
MFS Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rate or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At April 30, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,246,490 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2002 ($141,540) and April 30, 2003 ($4,104,950).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution fees. The Fund will in turn pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 1995, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $126,107 after $22,402 net reimbursement in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,833 for the period ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $16,087 for the period ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $7,506 for the period ended October 31, 1995. MFD is not imposing the 0.10% distribution fees for an indefinite period. Fees incurred under the distribution plan during the period ended October 31, 1995 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. Except in the case of the first year service fee, the service fee is reduced to 0.15% per annum of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,155 and $873 for Class B shares and Class C shares, respectively, for the period ended October 31, 1995. Fees incurred under the distribution plans during the period ended October 31, 1995 were 0.88% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1995 were $2,701 and $13,512 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets for each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. Government securities                       $106,464,857  $115,739,161
                                                 ============  ============
Investments (non-U.S. Government securities)     $ 93,605,177  $ 75,221,226
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $103,740,846
                                                               ============
Gross unrealized appreciation                                  $  1,764,366
Gross unrealized depreciation                                      (182,803)
                                                               ------------
  Net unrealized appreciation                                  $  1,581,563
                                                               ============

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                  Six Months Ended                 Year Ended
                  October 31, 1995                 April 30, 1995
                  ---------------------------      ---------------------------
                     Shares            Amount         Shares           Amount
------------------------------------------------------------------------------
Shares sold       2,239,939       $16,115,363      3,921,821      $27,684,487
Shares
 issued to
 shareholders in
 reinvestment of
 distributions      298,860         2,152,854        655,143        4,624,574
Shares
 reacquired      (2,307,917)      (16,619,771)    (6,542,877)     (46,091,355)
                 ----------       -----------     ----------      -----------
  Net increase
    (decrease)      230,882       $ 1,648,446     (1,965,913)     $13,782,294)
                 ==========       ===========     ==========      ===========

Class B Shares
                  Six Months Ended                 Year Ended
                  October 31, 1995                 April 30, 1995
                  ---------------------------      ---------------------------
                     Shares            Amount         Shares           Amount
------------------------------------------------------------------------------
Shares sold       1,394,094       $10,033,239      2,497,691      $17,640,259
Shares issued to
 shareholders in
 reinvestment of
 distributions       63,089           454,117         99,556          701,588
Shares
 reacquired        (810,533)       (5,831,212)    (1,845,637)     (13,014,943)
                 ----------       -----------     ----------      -----------
  Net increase      646,650       $ 4,656,144        751,610      $ 5,326,904
                 ==========       ===========     ==========      ===========

Class C Shares
                  Six Months Ended                 Year Ended
                  October 31, 1995                 April 30, 1995*
                  ---------------------------      ---------------------------
                     Shares            Amount         Shares           Amount
------------------------------------------------------------------------------
Shares sold         466,988       $ 3,368,041      1,524,637      $10,711,535
Shares
 issued to
 shareholders in
 reinvestment of
 distributions       14,964           107,852         22,123          155,088
Shares
 reacquired        (219,147)       (1,577,837)      (920,571)      (6,439,985)
                 ----------       -----------     ----------      -----------
  Net increase      262,805       $ 1,898,056        626,189      $ 4,426,638
                 ==========       ===========     ==========      ===========

*For the period from the commencement of offering of Class C shares, July 31, 1994 to April 30, 1995.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended October 31, 1995 was $724.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995, is as follows:

Futures Contracts
                                                             Unrealized
Expiration          Contracts                Position        Depreciation
-------------------------------------------------------------------------
December 1995       100 Treasury Notes       Short           $91,626
                                                             =======

    At October 31, 1995, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted  Securities
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted security (constituting 1.62% of total assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.

                              Date of      Par Amount
Description               Acquisition   (000 Omitted)         Cost       Value
------------------------------------------------------------------------------
Merrill Lynch Home
Equity Loan, "B",
  9.3s, 2016                 12/30/92          $1,865   $1,907,125  $1,904,190
                                                                    ==========
                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                                             -------------
MFS(R) LIMITED           [LOGO: NUMBER 1 DALBAR              BULK RATE
MATURITY FUND              TOP-RATED SERVICE]                U.S. POSTAGE
                                                             PAID
                                                             PERMIT #55638
500 Boylston Street                                          BOSTON, MA
Boston, MA 02116                                             -------------



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